EXHIBIT 10.5

BURGER TIME, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 31, 2018, is made and entered into by and between Burger Time, Inc., a Delaware corporation (the “Company”), and each individual identified on the signature page hereto (each a “Holder” and collectively the “Holders,” which such terms also shall include any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof).

RECITALS:

WHEREAS, in connection with the Securities Purchase Agreement dated July 30, 2018 by and among the Company and the Purchasers (the “Securities Purchase Agreement”), the Company issued and sold to the purchasers thereunder (“Purchasers”) 410,005 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants entitling the holders to purchase up to 205,006 share of Common Stock at an exercise price of $2.00 per warrant (the “Warrant” and, together with the Common Stock, the “Securities”); and

WHEREAS, in order to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, with respect to the Securities (the “Private Placement Registration Rights Agreement”); and

WHEREAS, the Company desires to provide registration rights to the Holders with respect to the Registrable Securities registered in their respective names identical in all material respects to the rights provided to the Purchasers under the Private Placement Registration Rights Agreement and the parties desire to enter into this Agreement in furtherance thereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Holder hereby agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings.

(a) “Business Day” means any day other than Saturday, Sunday or a federal holiday.

(b) “Effectiveness Deadline” means (i) with respect to any Registration Statement required to be filed pursuant to Section 2(a), the 210th calendar day after the Closing Date; and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 120th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

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(c) “Filing Deadline” means (i) with respect to any Registration Statement required to be filed pursuant to Section 2(a), the 120th calendar day following the date of the Closing Date under the Securities Purchase Agreement; and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(d) “Holder” and “Holders” have the meanings set forth in the Preamble.

(e) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(f) “Placement Agents Warrants” means the warrants issued to the Placement Agent in the offering of the Securities, each entitling the holder to purchase one share of Common Stock at an exercise price of $1.65 per share.

(g) “Private Placement Registration Rights Agreement” has the meaning set forth in the RECITALS.

(h) “Purchasers” has the meaning set forth in the RECITALS.

(i) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC; provided, however, if the Required Holders in good faith determine that under applicable SEC interpretations, rules or policies a Rule 415 registration would not, in light of the circumstances of the Company or the proposed offering, permit the resale of all of the Registrable Securities immediately after effectiveness, or material limitations would be imposed on any such resale, then the registration shall be on Form S-1 or such other form that permits the maximum ability of holders of Registrable Securities to effectuate an unrestricted resale of such securities.

(j) “Registrable Securities” means, as of any date of determination, (i) the shares of Common Stock and the shares of Common Stock underlying the Placement Agents Warrants and (ii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (I) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (II) such Registrable Securities have been previously sold in accordance with Rule 144, or (III) such securities become eligible for resale without volume or manner-of-sale restrictions and without the requirement for current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

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(k) “Registration Statement” means a registration statement of the Company under the Securities Act which the Company may or is obligated to file hereunder.

(l) “Required Holders” means the holders of at least a majority of the aggregate of the Registrable Securities.

(m) “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration.

(n) “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(o) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(p) “Securities Act” has the meaning set forth in the RECITALS.

2. Registration.

(a) Mandatory Registration. Subject to the terms and conditions, and in accordance with the provisions of Section 3 and Section 4 hereof, and subject to the limitations of this Section 2, the Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1 (or, if applicable, then a Form S-3) covering the resale of all of such Registrable Securities. The Company shall use reasonable best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b) Piggy-Back Registrations. Subject to the terms and conditions, and in accordance with the provisions of, Section 4 hereof, in the event that all Registrable Securities are not registered for resale, should the Company at any time prior to the expiration of the Registration Period (as hereinafter defined), determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide employee benefit plans), the Company shall send to each Holder who is entitled to registration rights under this Section 2(b) written notice of such determination and, if within 20 days after the effective date of such notice (as provided for in Section 9(b) hereof), such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered. Notwithstanding any other provision of this Agreement, the Company may withdraw any registration statement referred to in this Section 2(b) without incurring any liability to the Holders.

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(c) Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each such Holder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Holders until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Holder) unless the inclusion of shares by a particular Holder or a particular set of Holders are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Holder or set of Holders shall be the only shares subject to reduction (and if by a set of Holders on a pro rata basis by such Holders or on such other basis as would result in the exclusion of the least number of shares by all such Holders); provided, that, with respect to such pro rata portion allocated to any Holder, such Holder may elect the allocation of such pro rata portion among the Registrable Securities of such Holder. In addition, in the event that the Staff or the SEC requires any Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the SEC does not require such identification or until such Holder accepts such identification and the manner thereof.

(d) Allocation of Other Securities. If for any reason the SEC or its Staff requires the Company to reduce the number of securities to be included on any Registration Statement in which the Registrable Securities are included (the “SEC Cutback”), then the Company shall reduce the number of securities to be included in such Registration Statement to the extent of the SEC Cutback as follows: first, for any securities other than the Registrable Securities; second, for any Registrable Securities held by the Holders on a pro rata basis in accordance with Section 2(c) above; and third, for any securities being registered on behalf of the Purchasers, as provided in the Private Placement Registration Rights Agreement.

(e) Holder Consent. Prior to filing any Registration Statement required or permitted pursuant to this Section 2, the Company shall send written notice to each Holder not later than twenty Business Days prior to the date on which it intends to file such Registration Statement (each a “Registration Notice”), which such notice shall describe generally the purpose of the Registration Statement and the securities covered thereby, the Persons whose securities will be included in such Registration Statement and the date on or about which the Company proposes to file such Registration Statement. The Holders shall have the right, in their absolute discretion, to cause the Company to include in any such Registration Statement any shares of Common Stock registered in their respective names or any shares of Common Stock underlying any Company securities registered in their name which are convertible into or exchangeable for shares of Common Stock.

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3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a) On or prior to the Filing Deadline the Company will use reasonable best efforts to file a Registration Statement with the SEC on Form S-1 covering the Registrable Securities and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after such filing(but in no event later than the Effectiveness Date). Subject to the Grace Period (as defined below), upon effectiveness, the Company shall use its reasonable best efforts to keep such Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of: (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Holders reasonably acceptable to the Company) may be immediately sold to the public by non-affiliates without registration or restriction (including, without limitation, as to volume by each holder thereof) under the Securities Act (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. The Company shall submit to the SEC, within five Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be) and (ii) the consent of legal counsel is obtained pursuant to Section 3(c) (which consent shall be immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

(b) The Company shall use its reasonable best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements; provided, however, by 9:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule).

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(c) If requested by a Holder, the Company shall furnish to each Holder whose Registrable Securities are included in a Registration Statement promptly (but in no event more than three Business Days) after the Registration Statement is declared effective by the SEC, such number of copies of a final prospectus and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder. The Company will promptly notify each Holder of the effectiveness of each Registration Statement or any post-effective amendment. The Company will, as promptly as reasonably practical, respond to any and all comments received from the SEC (which comments relating to such Registration Statement that pertain to the Holders as “Selling Shareholders” shall promptly be made available to the Holders upon request; provided that, the Company shall not be obligated to make available any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company or that contain information for which the Company has sought confidential treatment), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and, if required by law, shall promptly file with the SEC a final prospectus as soon as practicable following receipt by the Company from the SEC of an order declaring the Registration Statement effective.

(d) The Company shall use reasonable best efforts to: (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Holders who hold a majority-in-interest of the Registrable Securities being offered reasonably request (not to exceed 10 states), (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to: (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

(e) The Company shall promptly notify each Holder (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective, and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto.

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(f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(g) The sections of such Registration Statement covering information with respect to the Holders, the Holder’s beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

(h) In connection with an underwritten offering only, at the request of the Required Holders, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter for sale in connection with any Registration Statement: (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Holders and (ii) a letter, dated such date, from the Company’s independent registered public accounting firm in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Holders.

(i) The Company shall take all reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on each national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system.

(j) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(k) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

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(m) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(m)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its subsidiaries, the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and is not otherwise required to be disclosed under applicable law (a “Grace Period”), provided that the Company shall promptly notify the Holders in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Holders) and the date on which such Grace Period will begin and end.

4. Underwriting Requirements. In connection with any Registration Statement involving an underwritten offering of shares of the Company’s Common Stock and the shares of Common Stock underlying the Warrants, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriter in its sole discretion determines will not jeopardize the success of the offering by the Company. If the total number of Registrable Securities to be included in such offering (the “Requested Securities”) exceeds the number of securities to be sold (other than by the Company) that the underwriter in its reasonable discretion determines is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such Requested Securities which the underwriter, in its sole discretion, determines will not jeopardize the success of the offering. If the underwriter determines that less than all of the Requested Securities can be included in such offering, then the securities to be registered that are included in such offering, after giving effect to the securities requested to be registered by the Purchasers in the manner set forth in the Private Placement Registration Rights Agreement, shall be allocated among the Holders in proportion (as nearly as practicable) to the number of Requested Securities owned by each Holder. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Registration Rights Holder to the nearest 10 shares. For purposes of the provision in this Section 4 concerning apportionment, for any Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, shareholders, and affiliates of such Holder, or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate number of Requested Securities owned by all Persons included in such “Holder,” as defined in this sentence. The Holders understand that the underwriter may determine that none of the Registrable Securities can be included in the offering.

5. Obligations of the Holders. In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to include any Holder’s Registrable Securities in any Registration Statement that such Holder shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of the Registrable Securities held by it and any other information as shall be reasonably required to effect the registration of such Registrable Securities and shall provide such information and execute such documents in connection with such registration as the Company may reasonably request. At least three Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

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(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from the Registration Statements.

(c) In the event that Holders holding a majority-in-interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Holder agrees to enter into and perform such Holder’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(d) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of which the Company has knowledge as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or of the issuance of a stop order or other suspension of effectiveness of any Registration Statement, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e) No Holder may participate in any underwritten registration hereunder unless such Holder: (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 6 below.

(f) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with the offer and sale of Registrable Securities pursuant to any Registration Statement.

6. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of legal counsel to the underwriter (if any), shall be borne by the Company.

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7. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder and each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act of 1934, as amended (the “Exchange Act”) and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 7(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to a particular Holder to the extent such Claim is based on a failure of such Holder to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

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(b) In connection with any Registration Statement in which a Holder is participating, such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 7(c) and the below provisos in this Section 7(b), such Holder will reimburse the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed, provided further that such Holder shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 7 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party and the indemnifying party, and such Indemnified Person or such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one separate legal counsel for such Indemnified Person or Indemnified Party). The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

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(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

8. Amendment of Registration Rights. The terms and provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each Holder and the Company; provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the Holders or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

9. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Securities Purchase Agreement.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(e) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(g) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto or their respective permitted successors and assigns. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the holders of the then outstanding Registrable Securities.

(h) The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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(i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or electronic mail delivery of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Except as otherwise provided herein, all consents and other determinations to be made by the Holders pursuant to this Agreement shall be made by the Required Holders.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the undersigned Holders and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

BURGER TIME, INC.

By:
Name:	Gary Copperud
Title:	Chief Executive Officer

HOLDERS:

The Holders executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Registration Rights Agreement Holder Counterpart Signature Page

The undersigned, desiring to enter into this Registration Rights Agreement dated as of July 31, 2019 (the “Agreement”), between the undersigned, Burger Time, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of ___________, 2019.

Name of Subscriber:

(signature)

By:
Title:

Date: 20__

Address:

Phone Number:
Taxpayer ID:

SCHEDULE A

HOLDERS

	Securities Registered in Name of Holder
Name and Address	Shares of Common Stock	Securities Convertible into or Exchangeable for Shares of Common Stock
Maxim Partners, LLC	600,000	29,156
Michael Soloman	200,000
Karl Brenza	100,000	3,645
Karuk Holdings, LLC	20,000